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                                                                    EXHIBIT 23.2


                       CONSENT OF KPMG PEAT MARWICK LLP
                       --------------------------------



The Board of Directors
Culligan Water Technologies, Inc.:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                    /s/ KPMG Peat Marwick LLP


Chicago, Illinois
June 27, 1997